Treasury Stock	12 Months Ended
Dec. 31, 2017
Treasury Stock
21.	TREASURY STOCK

On March 16, 2016, the Board of Directors of the Company authorized a share repurchase plan (the “Share Repurchase Plan”), pursuant to which the Company was authorized to repurchase its own issued and outstanding ADSs up to an aggregate value of US$100 million from the open market, in negotiated transactions off the market, or through other legally permissible means in accordance with applicable securities laws from time to time within one year. During the year ended December 31, 2016, the Company repurchased 2,536,808 ADSs, representing 25,368,080 Class A ordinary shares for aggregate consideration of RMB178,991. The ordinary shares representing the repurchased ADS are recorded as treasury stocks at purchase cost at the time of repurchase. In 2017, the Company cancelled these treasury shocks and recognized the difference between the repurchase costs and the par value in additional paid-in capital.